SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 26, 2006



                           PAR TECHNOLOGY CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                         1-09720                    16-1434688
   --------                         -------                    ----------
(State or other                (Commission File             (I.R.S. Employer
jurisdiction of                     Number)                  incorporation or
organization)                                             Identification Number)



         PAR Technology Park
         8383 Seneca Turnpike
         New Hartford, NY                                        13413-4991
         -------------------                                     ----------
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (315) 738-0600


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if changed since Last Report)

Item 2.02 Results of Operations and Financial Condition.

(a) The information, including Exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
     Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

(b) On October 26, 2006, PAR Technology Corporation issued a press release announcing its results of operation for the quarterly period ending September 30, 2006. A copy of the press release is attached hereto as
     Exhibit 99.1 and is incorporated herein by reference.



99.1 Press Release dated October 26, 2006.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            PAR TECHNOLOGY CORPORATION
                                            --------------------------
                                                   (Registrant)




Date:  October 26, 2006


                                         /s/Ronald J. Casciano
                                         ---------------------------------------
                                         Ronald J. Casciano
                                         Vice President, Chief Financial Officer
                                         and Treasurer

                                  EXHIBIT INDEX


Exhibit Number                        Description
--------------                        -----------

   99.1                 Press Release dated October 26, 2006.

Exhibit 99.1  Press Release dated October 26, 2006.

RELEASE:   NEW HARTFORD, NY, October 26, 2006
CONTACT: Christopher R. Byrnes (315) 738-0600 ext. 226 cbyrnes@partech.com, www.partech.com


            PAR TECHNOLOGY CORPORATION REPORTS THIRD QUARTER RESULTS
        -----------------------------------------------------------------
             NEW HARTFORD, NY, PAR TECHNOLOGY CORPORATION (NYSE:PTC)

(New Hartford, NY- October 26, 2006) PAR Technology Corporation (NYSE: PTC), a provider of integrated hardware, software and service solutions to the restaurant, hotel/resort, hospitality industries and information-technology services to the United States Government, today reported third quarter financial results.

For the third quarter ended September 30, 2006, PAR Technology Corporation reported revenues of $48.5 million compared to $52.2 million in the third quarter 2005, a decrease of 7%. Net income was reported at $550,000, down from the $2.5 million earned in the third quarter one year ago. The Company reported diluted earnings per share of $0.04 for this past quarter, compared to the $0.17 reported for the same period a year earlier. The 2006 third quarter results include non-cash stock-based compensation expense of $62,000 due to the expensing of stock options and other share-based compensation in accordance with Statement of Financial Accounting Standards No. 123R. Such treatment was not required in the third quarter 2005.

For the nine months ended September 30, 2006, PAR Technology Corporation reported revenues of $154.5 million, a 2% increase when compared to the $152.2 million reported one year ago. The Company also reported net income of $4.9 million in the first nine months of 2006 versus $6.2 million for the first nine months of 2005, a decrease of 21%. Diluted earnings per share for the first nine months of 2006 was reported at $0.33, a decrease of 21% when compared to diluted net income per share of $0.42 reported for the same period in 2005. In accordance with Statement of Financial Accounting Standards No. 123R the first nine months 2006 results include non-cash stock-based compensation expense of $200,000 compared to no such expense for the first nine months of 2005.

John W. Sammon, Chairman and CEO of PAR Technology commented, "While we were disappointed by lower than previously anticipated third quarter revenue and earnings, we are still encouraged by the strength of the markets we participate in, our strong list of Tier 1 customers and the dedication and hard work of our employees. We believe that our balance sheet, product diversity and growth-oriented culture will enable us to return PAR to a more reliable growth pattern which will allow us to focus on expanding and developing our business."

Certain Company information in this release or by its spokespersons from time to time may contain forward-looking statements. Any statements in this document that do not describe historical facts are forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, delays in new product introduction, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company's products, risks of downturns in economic conditions generally, and in the quick service sector of the restaurant market specifically, risks of intellectual property rights associated with competition and competitive pricing pressures, risks associated with foreign sales and high customer concentration, and other risks detailed in the Company's filings with the Securities and Exchange Commission.

ABOUT PAR TECHNOLOGY

PAR Technology Corporation develops, markets and supports hardware and software products that improve the ability of restaurant, hotels/resorts and retail business professionals to make timely, fact-based business decisions. The Company is the world's largest supplier of Point-of-Sale systems to the quick service restaurant market with over 40,000 systems installed in over 100 countries. In addition PAR is a leader in providing computer based system design and engineering services to the Department of Defense and Federal Government Agencies. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PTC. For additional information visit PAR's website at www.partech.com.


                                       ###



                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                      (in thousands, except share amounts)
                                   (unaudited)
                                                            September 30, December 31,
Assets                                                          2006         2005
                                                             -----------  ----------
Current assets:
       Cash and cash equivalents ...........................   $  2,098    $  4,982
       Accounts receivable-net .............................     47,900      40,781
       Inventories-net .....................................     34,839      29,562
       Income tax refunds ..................................      2,353         879
       Deferred income taxes ...............................      4,442       5,690
       Other current assets ................................      3,192       2,598
                                                               --------    --------
              Total current assets .........................     94,824      84,492
Property, plant and equipment - net ........................      7,550       8,044
Goodwill ...................................................     20,885      20,622
Intangible assets - net ....................................      8,902       9,904
Other assets ...............................................      2,695       2,087
                                                               --------    --------
                                                               $134,856    $125,149
                                                               ========    ========

Liabilities and Shareholders' Equity
Current liabilities:
       Current portion of long-term debt ...................   $    129    $     76
       Borrowings under lines of credit ....................      9,899       3,500
       Accounts payable ....................................     12,913      12,703
       Accrued salaries and benefits .......................      7,362       9,725
       Accrued expenses ....................................      2,003       2,352
       Customer deposits ...................................      3,545       3,973
       Deferred service revenue ............................     10,616      11,332
                                                               --------    --------
              Total current liabilities ....................     46,467      43,661
                                                               --------    --------
Long-term debt .............................................      1,889       1,948
                                                               --------    --------
Deferred income taxes ......................................        751         201
                                                               --------    --------
Other long-term liabilities ................................      1,649         847
                                                               --------    --------
Commitments and contingent liabilities Shareholders' Equity:
       Preferred stock, $.02 par value,
           1,000,000 shares authorized .....................       --          --
       Common stock, $.02 par value,
           29,000,000 shares authorized;
           15,959,536 and 15,914,958 shares issued;
           14,181,232 and 14,136,654 outstanding ...........        319         318
       Capital in excess of par value ......................     37,799      37,271
       Retained earnings ...................................     52,338      47,442
       Accumulated other comprehensive loss ................       (428)       (611)
       Treasury stock, at cost, 1,778,304 shares ...........     (5,928)     (5,928)
                                                               --------    --------
              Total shareholders' equity ...................     84,100      78,492
                                                               --------    --------
                                                               $134,856    $125,149
                                                               ========    ========




                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                       For the three months      For the nine months
                                                        ended September 30,       ended September 30,
                                                      ----------------------    ----------------------
                                                        2006          2005         2006         2005
                                                      ---------    ---------    ---------    ---------
Net revenues:
     Product ......................................   $  17,975    $  22,855    $  63,705    $  66,786
     Service ......................................      15,092       15,065       43,723       42,883
     Contract .....................................      15,467       14,277       47,046       42,505
                                                      ---------    ---------    ---------    ---------
                                                         48,534       52,197      154,474      152,174
                                                      ---------    ---------    ---------    ---------
Costs of sales:
     Product ......................................      10,370       13,239       36,242       40,008
     Service ......................................      11,387       11,517       32,937       32,887
     Contract .....................................      14,600       13,284       43,844       39,793
                                                      ---------    ---------    ---------    ---------
                                                         36,357       38,040      113,023      112,688
                                                      ---------    ---------    ---------    ---------

           Gross margin ...........................      12,177       14,157       41,451       39,486
                                                      ---------    ---------    ---------    ---------
Operating expenses:
     Selling, general and administrative ..........       8,241        7,457       24,510       22,173
     Research and development .....................       2,613        2,483        8,348        6,868
     Amortization of identifiable intangible assets         307          246          922          736
                                                      ---------    ---------    ---------    ---------
                                                         11,161       10,186       33,780       29,777
                                                      ---------    ---------    ---------    ---------

Operating income ..................................       1,016        3,971        7,671        9,709
Other income, net .................................          62          191          437          495
Interest expense ..................................        (206)         (41)        (458)        (184)
                                                      ---------    ---------    ---------    ---------
Income before provision for income taxes ..........         872        4,121        7,650       10,020
Provision for income taxes ........................        (322)      (1,578)      (2,750)      (3,820)
                                                      ---------    ---------    ---------    ---------
Net income ........................................   $     550    $   2,543    $   4,900    $   6,200
                                                      =========    =========    =========    =========
Earnings per share
     Basic ........................................   $     .04    $     .18    $     .35    $     .45
     Diluted ......................................   $     .04    $     .17    $     .33    $     .42

Weighted average shares outstanding
     Basic ........................................      14,181       13,978       14,168       13,696
                                                      =========    =========    =========    =========
     Diluted ......................................      14,646       14,751       14,751       14,604
                                                      =========    =========    =========    =========
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